Exhibit 10.29

Contract no: AMCG-20100725129
Signed place: TianJin City

Party A (Buyer): TianJin AiMa Technology Company Limited
Party B (Supplier): Changxing Chisen Electric Company Limited

Parties in a spirit of friendship and cooperation agreement to equality objectives specially indicated below for the terms of the contract:

Article 1 – Definition

1.1 Party A is TianJin AiMa Technology Company Limited and its related company
1.2 Party B is being the supplier of Party A
1.3 Product: raw material, parts and packing material
1.4 Technology information: all information regarding on product design, manufacturing, molding and specification data
1.5 Purchase order: represent raw material purchase order
1.6 Signs: Company name, trade name, product name, color, logo, promotion wording.
1.7 Intellectual property: patent, trademark, copyright, specialised skills, business secret
1.8 Business secret: Mean commercial benefit or economic value from any news,
1.9 Related company: Mean a party direct/indirectly own/control another financial, skill, production, purchasing, marketing, personnel or units include but not limited to registered company, unit or mutual investment company.
1.10 Damage, direct/ indirect loss, loss of expected benefit and expenses incurred for solving dispute
1.11 Day: Calendar
1.12 Dollar: RMB
1.13 This contract: Contract and appendix

Article 2 – General

2.1 This contract is a contract which Party A purchase material from Party B.
2.2 Contract period: August 1, 2010 to December 20, 2010
2.3 Product name, specifications, model, quantity and price are all stated in detail.
2.4 Party B cannot transfer the right arising from this contract to third party without Party A's consent. Party B cannot subcontract Party A's tasks to third party as well.

Article 3 – Transaction method

3.1 Supply and supply period

3.1.1 Party A use purchase order list to order material from Party B. Party B should supply the material according to the order list.

3.1.2 When party B received the order list from Party A, they shall reply and confirm the order received.

3.1.3 Party A have the right to adjust the quantity and quality of products according to its own production plan, quality of supplied products, purchase order implementing, after sales service. Party A give written notification to Party B and Party B must follow the notification.

3.1.4 Party B guarantees the products delivered to Party A's warehouse or the place appointed by Party A within 3 days. Extraordinary products should be delivered to Party A's warehouse or the place appointed by Party A within 7 days. Party A have the right to find other manufacturer for replacement ir the goods cannot arrived on time.

3.2 Packing

Party B must fulfill the Party A packing requirement. The following details must be shown on the packing: material name, model number, specification, color and quantity, etc.

3.3 Transportation and loading expense

3.3.1 Place of delivery: Party A assigned location

3.3.2 Transportation and loading fee: Party B responsible to deliver product to Party A assigned location and all the transportation and loading costs are bored by Party B.

3.4 Goods acceptance standard

3.4.1 Party B shall base on Party A request to do packing and load the goods in Party A assigned location

3.4.2 Party A inspect according to agreed standard, technique, testing method and original sample. Party A need to notify Party B if the testing is fail. Party B should ask for re-testing within 3 days if Party B disagrees with the result. Otherwise, Party B is deemed to accept Party A testing result. If there is still disagreement after re-testing, Party B should ask Municipal Supervisory Bureau for Quality and Technology to test, the wrong side bear all the cost and loss from this matter.

3.4.3 Any loss incurred by defective products during assembles or work in progress should be borne by Party B, even the products are inspected. Party B should give quick response to any requirement from Party A.

3.5 Risk bearing

Party B shall deliver the product to Party B on time and off load the product in Party A assigned location. All the risk shall bear by Party B before the products are hand over to Party A.

Article 4 – Pricing and settlement

4.1 Unit price

4.1.1 The final unit price is negotiated by both parties.

4.1.2 Party B's quotation is included the mold base cost, if Party A ordered a adequate quantity, Party B shall adjust the selling price.

4.2 Price guarantee

4.2.1 Party B guarantee the selling price to Party A is the best offer

4.2.2 Party B shall offer a reasonable quotation price. Party A has a right to claim back the difference if evidence shows that the selling price of Party B is unreasonable.

4.3 Terms of payment

Transaction happened before the 20th of last month will be settled at the end of this month. The date will be based on Party A receive the invoice from Party B or receipt given from Party A before the 28th of each month. Party A have the right to refuse payment if Party B cannot provide valid invoice.

4.4 Duty of notification

4.4.1 Party B has duty to notify Party A for payment within 7 days after the trading amount had due. If party B does not carry out its duty, the due date for the debt will be extend accordingly.

4.4.2If there is any change for party B's receiver, company or department chop, business registration that may affect the message of this contract, party B should notify Party A within 7 days and carry out actions that is requested by Party A, otherwise, Party B bear all the loss that may occur.

4.5 Receiving of money

Party B should appoint person to specifically for duty of collection. Party A does not bear any loss If party B was cheated by third party. Nevertheless, Party A can help to provide any related information so as to assist Party B to solve the problem.

Article 5. Quality of product

5.1 Quality assurance

5.1.1. The requirement and functions of products will be based on the approved sample which is given from Party B to Party A and test by party A; or any requirement

requested by Party A during the contract period

5.1.2 Party B should supply goods according to the approved standard. Product itself and place of production cannot be change unless written approval have been given from Party A.

5.1.3 Party B should produce and supply goods according to recognized standard and technique requirement. Party A need to notice Party B for renewing relevant blueprint if there is any changing and Party B need to update any modification.

5.1.4 Party B should ensure products are produced under environmental rules/standards.

5.1.5 Party B should ensure the raw material fulfill Party A's requirement. Notification must be given in advance if there is any change of raw material.

5.1.6 Party B should establish effective quality assurance system to satisfy Party A requirement. Party A can test the system at any time. Party B bear all the loss if there are any loss due to quality of products.

5.1.7 Party B should check its' own product before supplying to party A. The testing cannot be less than party A's requirement and blueprint, it need to be documented as well.

5.1.8 Party B must respond immediately if there are any advice given from party A. Party A has the right to terminate the purchasing or payment for stocks if party B cannot solve or modify the matter within the time period requested by party A.

5.2 Quality assurance deposit

Party B should responsible for its' own quality and willing to pay deposit for quality assurance. The amount is RMB3million. The amount should be settled in a one-off lum sum within 3 months after signing this contract. Party B willing let Party A deduct from the deposit if there are any loss suffer from party A due to quality matter.

Article 6. Standard

6.1 Party B should follow Party A standard in producing or carrying any activities if Party B producing products under this contract.

6.2 Party B cannot use or let any third party to use Party A logo directly/indirectly accept for the point 6.1.

6.3 Party B should destroy or discrete the logo if it use Party A logo without illegally or without party A consent. If the logo cannot be destroyed, party B should act according to Party A judgement or terminate to use or the products using the logo.

6.4 After Party B fulfills the contract, it should spend on their own expenses to erase the attached logo from everything, destroy the whole item if the logo cannot be dispatched.

6.5 Party B need to show any destroy documentation to party A if Party B had

performed this step according to 6.3 or 6.4 mentioned above.
6.6 There is not expiry date for the terms mentioned above.

Article 7. Intellectual property

7.1 Party B agree to declare that its produced products, handover process or even using the products with other products; do not damage any third parties intellectual property, specific technique, commercial secret.
7.2 Party B cannot use or transfer Party A's intellectual property except when using it according to this contract. Party B cannot use Party A intellectual property under any other circumstances.
7.3 Party A can use Party B's intellectual property on the contracted products with no limitation.
7.4 Party B should pay on its own expenses if it use third party's intellectual property during the production of contracted products. Moreover, it need to shows Party A evidence of the source of intecllectual property, approved copy of contract or payment evidence.
7.5 Party B can only supply Party A when using Party A technical information, blueprint of products. Party B supply relevant products to any third parties or let any third parties to use Party's A intellectual property.
7.6 If the terms in point 7 occurred, Party B need to message on its own expenses to assist Party A defense or carry out corresponding response. Party A can pay on behalf of party B temporarily and deduct the amount from the amount owing Party B.

Article 8. Confidentiality

8.1 Party B cannot leak the commercial secret of Party A neither spoken nor written except when personnel of Party B carry out the duties to fulfill the contract or signing other agreement with the same or higher standard of confidentiality with Party B.
8.2 Party B should be a good managing person to protect the secret of party A. It should implement reasonable policies to avoid any chance of leaking to legal/natural person.
8.3 The commercial secret of party A can only be carried out according to this contract. It does not mean authorization, transfer or realize from party A to party B
8.4 The duty of confidentiality does not apply to following matters: (1) Party B knows the message legally before Party A disclosure. (2) Party B obtains from third party legally without breaching the duty of confidentiality. (3) Hand over to the court under order.
8.5 Party B cannot have conflict of interest with party A including provide same class of service, making deal or contact with Party A's customer.

Article 9. Integrity and terms for non-competition

9.1 Terms of integrity

9.1.1 Party B and it personnel guarantee not to bribe or giving any abnormal benefit to Party A's personnel or relatives. These including rebate, commission, stocks, asset, bank card, deposit, repair and maintenance service, motor, travelling, wedding banquet and assets borrowing for private purpose.

9.1.2 Party B should report to Party A if it notifies any personnel of Party A ask for bribe. Party A can give priority in considering the extension of collaborating relationship.

9.2 Terms of non-competition

Party B declares not to grab away any personnel from Party A during and 2 years after the contract expire, otherwise party A breach the duty.

Article 10. Breach of contract

10.1 If Party B cannot deliver the products, it should compensate 15% of the value of undeliverable products and all the loss incurred to Party A. Party A has the right to refuse receiving the goods if party B cannot deliver the products on time. In addition, Party B should compensate 15% of the value of delay products to Party A.

10.2 Party A have the right to use other manufacturer products for replacement if Party B unable to deliver the goods on time. Also, party B had to compensate the price difference and other loss suffered by party A.

10.3 Party B should bear all the cost that is incurred due to delivery in advance. Party A can still pay for the goods according to contracted time even the goods have been received. Party A has the right to receive the goods in advance.

10.4 Party B should bear all the cost that is incurred due to products below standard. Also, party B had to compensate the price difference and other loss suffered by party A.

10.5 If due to the products deliver from Party B to Party A, party A suffer from loss cause of customer complain. Party A will be responsible for whole compensation. If the products caused any human injury or damage, Party B bear all the loss include the loss of Party A goodwill as well. Party A should give written notice to Party B for the total loss value and deduct from Party B deposit or amount outstanding to Party A. If substantial amount of stock unqualified or make a substantial loss to user, party A has the right to terminate payment to Party B until the issue is resolved.

10.6 Party B need to bear all loss of Party A which caused by Party B breaching of rule no.7 in this agreement.

10.7 Party A has the right to ask for complete compensation and deduct 50% of

quality assurance deposit if Party B breach rule no.8 in this agreement
10.8 Party A has the right to ask for complete compensation and deduct 50% of quality assurance deposit if Party B breach rule no.9 in this agreement
10.9 Party A need to notify Party B if it cannot pay for the goods on schedule and pay for cost of delay after agreeing with Party B.

Article 11. Termination of agreement

11.1 Party A can terminate the agreement without prior notice immediately if Party B makes any following actions:
11.1.1 Party A suffers loss due to quality problem of Party B's product.
11.1.2 During the supplying period, Party B cannot satisfy Party A's requirement for quantity and quality of goods.
11.1.3 Party B was deregistered or prohibited from operating by government
11.1.4 Party B breaches the intellectual property, confidentiality or integrity rule in the contract.
11.1.5 Party A cannot enfore the contract due to Party B breach of contract.
11.1.6 Party A can still ask for compensation even the contract have been terminated.
11.2 If both parties intended to terminate the contract, Party A has right to temporarily deferred the payment 10% of total transactions in 15 months before contract termination. This deferred payment is divided into 15 installments. Party A can hold on the last three payment until the maintenance period has expired
11.3 Rules for logo, intellectually property, confidentiality, non-competition and matter relating to quality remain valid after the contract has ended.

Article 12) Notice

12.1 In addition to the performance of this contract, Party A notify Party B via telephone, fax, mail, e-mail and courier.
12.2 The corresponding address of the parties is according to the address stated in the contract.
12.3 Any change of corresponding address, it is required to notify each others.

Article 13) Beyond the control

13.1 If the delays are due to the natural disaster, the party should notify another party.
13.2 If there are matters happen beyond the control, party A has the right to do the following policies:
1) To terminate this contract or part of it.

2) To terminate this contract or part of it during the delayed period.
13.3 When party A chose 13.2 (2), party A can resume the contract if the reason for delays are cleared.

Article 14) Resolution of dispute

14.1 All disputes incurred from the contract should be negotiated with both parties for solutions. Otherwise, the dispute can be transferred to local court for dispute.
14.2 Both parties have to commit the contract; even there is dispute of the contract.

Article 15) Others

15.1 Before signing the agreement the parties reviewed carefully the content of the contract and fully understand the meaning of the clause of the agreement and the force of law.
15.2 The completion of this contract is superseded any discussion of, records, conventions or agreements before signing of the contract.
15.3 Unless both parties has an agreement, if there are conflicts between the contract, orders and other files, the following order of priority should be applied:
(1) The procurement framework contract; (2) Orders; (3) Other files.
15.4 This contract is to clean the text, if this contract has any modifications or additions shall be entered into a written agreement of both parties to any alteration of non-written confirmation shall not produce legal effects.
15.5 All attachments of this contract are an integral part of this contract, and they have legal effect.
15.6 Any additional supplements agreed by both parties have legal effect.

Article 16) Effective period of the contract

16.1 This contract is effective after signing and chopping by both parties. There are four copies which are three for Party A and one for Party B.

采购框架合同

合同编号：AMCG－20100725129
合同签订地：天津市静海县双塘镇

甲方（需方）：天津爱玛科技股份有限公司

乙方（供方）：长兴昌盛电气有限公司

甲、乙双方本着平等、互惠互利原则，根据《中华人民共和国合同法》的规定，经协商一致，就甲方向乙方采购产品，乙方同意向甲方供应产品签订本合同。

第一章 定义

1.1 甲方：除本合同另有约定外，甲方指天津爱玛科技股份有限公司及其关联公司。

1.2 乙方：指为甲方供应产品的法人及其关联公司。

1.3 产品：指甲方生产所需的原材料、零部件、模块、系统、包装等商品及在合同有效期或有效延长期内，甲方指定的其他商品。

1.4 技术资料：指有关产品的设计、制造或商业生产有关的设计、图样、模型、原型、规格说明、技术文件、制造数据、采购规格说明、质量管理规范说明及其它此类的数据。该数据的形式包括但不限于材料表、图样、技术及产品的规格说明、材料规格说明、技术指示、技术报告及其它有关产品的商业生产、装配等资料。

1.5 订单：指甲方根据本合同约定发出的《材料采购单》或其他形式的订单，其内容载有具体产品品名、型号、规格、数量、价格、交付方式、交付地点等交易条件。

1.6 标识：指企业名称、商标、产品名称、符号、标记、式样、颜色、图案、宣传用语及其它用以显示企业、产品、服务、营运等标识。

1.7 知识产权：指专利权、商标权、著作权、专门技术、工业设计、商业秘密、集成电路电路布局及其标的、申请权和实施权。

1.8 商业秘密：指具有财产利益或经济价值的任何机密信息，包括但不限于原型、程序、配方、材料、尺寸、工艺、制程、概念、创意、发现、模具、电路图、效果图、著作原件、操作手册、产品规格、专门技术、市场信息、渠道信息、客户信息、营销数据、技术数据、财务数据及其它经营数据，且该机密数据不限于书面形式。

1.9 关联公司：指一方直接或间接拥有(被拥有)或控制(被控制)其财务、技术、生产、采购、市场或人事的公司和单位，或直接或间接同为第三方拥有(被拥有)或控制(被拥有)的公司和单位，包括但不限于法定的从属公司、单位及相互投资公司、单位。

1.10 损失：指直接损失、间接损失、预期利益损失及处理纠纷过程中的一起相关费用。

1.11 日：指日历日。

1.12 元：指人民币元。

1.13 本合同：指本合同及其全部附件。

第二章 总则

2.1 本合同系甲方向乙方采购产品的基本合同，甲方依据本合同向乙方采购产品，乙方同意依照本合同供应产品给甲方，本合同约定甲、乙双方之间的权利、义务。

2.2 本合同的期限为：2010年8月1日起至2011年12月20日止。

鉴于甲、乙双方合作的长期性和稳定性，在本合同期满前三个月内，如合同一方提出需延长合同的有效期，经另一方确认后可延长合同的期限。

2.3 甲、乙双方之间单次交易的产品的品名、规格、型号、性能、数量、价格等详细信息，以本合同第三章约定的交易方式中订单等相关文件载明的信息为准。

2.4 未经甲方书面同意，乙方不得将本合同或依本合同所产生的权利全部或部分转让或授权予任何第三人，亦不得将甲方所委托的工作项目转由第三人制作。

第三章 交易方式

3.1 供货方式及交货周期:

3.1.1 由甲方以《材料采购单》方式向乙方下达采购订单，乙方须按照订单要求提供产品。

3.1.2 乙方在收到《材料采购单》后应回传确认函，如有任何问题必须在 1 个工作日（工作时间 8 小时）内书面通知甲方，否则视为确认甲方的订单要求。

3.1.3 甲方有权根据生产计划的变更以及供方产品的供货质量、采购订单的执行情况、售后服务质量等条件对乙方的供货品质及数量进行及时调整，甲方以书面形式通知乙方后，乙方必须遵照执行。

3.1.4 乙方应保证正常产品在确认甲方订单后 3 个工作 日内送到甲方仓库或甲方指定的地点，调整产品应在接到甲方书面通知后 7 个工作日内送到甲方仓库或指定地点。若不能及时送货，甲方有权用其他厂家产品替代。

3.2 包装

乙方须按甲方要求定量包装，并在外包装上明确标示制造批号、物料名称、材质、型号、规格、颜色、数量等，包装物应符合方便装卸、长途运输，符合防潮、防震、防尘等要求。对于无包装要求的产品，乙方应按符合利于合同执行的方式运输，因包装、运输不当引起的短量、锈蚀、损伤等产品数量、品质的改变由乙方负责。

3.3 交货地点及运输、装卸费用承担

3.3.1 交货地点：甲方工厂仓库或甲方指定地点。

3.3.2 运输、装卸费用：由乙方负责将货物送到甲方仓库或甲方指定地点，并由乙方承担全部运输、装卸费用。如遇因产品验收不合格、产品品质问题或其他归责于乙方的事由需退货，由乙方负责货物的收回、运输，并自行承担运输、装卸费用。

3.4 交货及验收

3.4.1 乙方需按甲方要求定量包装，并按订单要求的交货时间将货物送至甲方仓库或甲方指定地点，并附上《送货清单》及乙方的出货自检报告或证明（甲方认为必要时有权要求乙方提供第三方检测的材料性能测试报告）供甲方备查。《送货清单》须列明甲方订单号及物料信息。

3.4.2 甲方依据双方约定的品质标准、技术要求和检测方案，并参照原封样件的要求进行检验和判定是否合格，甲方如验收不合格应及时通知乙方，乙方对验收结果有异议，应在接到通知后 3 个工作日内向甲方提出书面意见申请复检，否则视同接受甲方的验收结论。复检后双方仍有分歧的，由乙方提交合同签订地质量技术监督局进行质量鉴定。由过错方承担因此所产生的全部费用，并赔偿对方的损失。

3.4.3 对于已验收合格入库，但在甲方装配、使用过程中及甲方产品售后发现的乙方不合格产品，乙方仍应承担相关责任，并及时配合甲方采取有效措施予以补救，以满足甲方正常生产、销售及售后的需要。

3.5 风险承担

乙方应及时按甲方所需数量，将货物运至甲方仓库或甲方指定地点，货物在交付甲方验收前的全部风险由乙方承担。

第四章 价格与付款

4.1 价格确定

4.1.1 乙方根据甲方的订单提出具体产品报价，甲方据此核定产品价格，产品的最终价格以甲乙双方协商核定的价格为准。

4.1.2 乙方报价中含有模具费的产品，在甲方购满规定数量（应由双方签订补充协议明确数量额度）后，乙方应自动下调采购价格。

4.2 价格保证

4.2.1 乙方保证其所供应甲方产品的价格，系最优惠价格，不得高于乙方供应其它客户的价格，否则，乙方应返还甲方所要求的差价。

4.2.2 乙方应本着诚实信用与长期合作的原则合理报价，若有弄虚作假，或报价与合理价格严重不符而有谋取暴利的情况的，甲方有权要求乙方返还差价。

4.3 付款条件

经甲、乙双方确认：上月交易发生金额后，于本月月底前结算上月 20 日之前货

款。结算日期以乙方产品入库后，甲方在每月28日前收到乙方提供的正本发票或甲方开出的签收单开始计算。乙方未向甲方开具真实有效发票的，甲方有权拒绝向乙方付款。

4.4 通知义务

4.4.1 乙方有义务在甲方付款期限届满日前七日内通知甲方付款，如乙方未履行通知义务，甲方付款期限相应顺延。

4.4.2 乙方如变更收款人、公章、财务章、营业执照等与本合同执行相关的信息，乙方应当自变更之日起七日内书面通知甲方并按照甲方要求履行在甲方的备案手续，否则，由此造成的一切损失由乙方自行承担。

4.5 领款

乙方应指定专门人员负责收款业务，如乙方的付款信息等被泄露，发生伪造证章，骗领货款的情况，乙方应向骗领人员进行追索，与甲方无关，甲方亦不因此承担任何责任，但甲方可提供相关信息协助乙方解决该事项。

第五章 产品品质

5.1 品质保证

5.1.1 在本合同的有效期间，产品规格、性能等产品的品质以乙方向甲方提交并经甲方确认的产品样件或甲方的其他要求为准。

5.1.2 乙方应按甲方认可的产品供货，未经甲方事先书面同意，不得对产品本身和生产场地有任何改变。

5.1.3 乙方需严格按照经甲方认可的质量和技术规格要求生产和供应产品，如有任何改变，甲方负责告知乙方更新有关图纸，乙方积极跟进相关的变化。

5.1.4 乙方应保证所生产或供应的产品均符合有关环保法律法规规定及国家标准、行业标准。

5.1.5 乙方应保证所使用的原辅材料符合甲方要求，变更使用任何未经甲方同意的原辅材料，必须提前书面报甲方确认。

5.1.6 乙方应建立有效的质量保证体系以满足甲方要求，甲方有权随时对此进行检查考核。如因产品质量造成损失，所有后果均由乙方承担。

5.1.7 乙方供货前应严格按要求自检，其检测项目不得少于甲方标准和图纸所规定的进货检测项目，并有书面记录。

5.1.8 对甲方提出的质量问题和要求整改意见，乙方必须及时解决和整改，若在甲方要求的期限内未得到解决和整改，甲方有权要求乙方停止供货且甲方有权停止向乙方支付货款。

5.2 质量保证金

乙方对自己所供的产品的质量负责，并自愿向甲方交付质量保证金。具体数额为：人民币 ¥300.00 万元（大写： 叁佰 万元），于本合同签订之日起三个月内一次性交付至甲方。如出现因产品质量或其他与质量有关的问题，损害甲方利益并造成损失的，乙方自愿让甲方从该笔费用中扣除。

第六章 标识的使用

6.1 乙方在执行本合同所述产品生产过程中如需使用甲方标识，应依甲方要求在该产品或工作项目范围内正确、妥当使用甲方标识。

6.2 除本合同第6.1条所述的使用约定外，乙方并未取得甲方标识的任何许可、转让和实施，乙方不得自己或使第三人以任何形式在任何领域直接或间接使用甲方标识。

6.3 经甲方认定乙方使用甲方标识不符合或违反甲方要求者，乙方应依甲方裁量及决定销毁该标识，若该标识不能销毁者，乙方应依甲方裁量及决定停止使用或销毁附着甲方标识的产品。

6.4 本合同所述的产品经乙方完全履行后，乙方应以自己的费用去除据以产生该产品的材料、模具、印版、样品、半成品、废料上的甲方标识，若该标识不能去除者，乙方应销毁据以产生该产品的材料、模具、印版、样品、半成品、废料。

6.5 乙方履行本合同第 6.3、6.4 条所述的去除或销毁义务者，乙方应即向甲方出具去除或销毁的证明书，证明已完全彻底去除或销毁并无任何保留。

6.6 前述条款的效力在双方合同有效期及终止后持续有效。

第七章 知识产权

7.1 乙方声明并保证执行本合同及依据本合同所交付的产品不侵害任何第三方的知识产权，也不以侵权的方法执行并交付本合同所述的产品。乙方也保证其向甲方供应的产品与其他产品一起使用后也不侵犯任何第三方的知识产权、专有技术权、商业秘密。

7.2 乙方除在执行本合同所述产品生产过程中按本合同约定使用甲方享有的知识产权外，乙方并未取得甲方的任何许可、转让和实施，乙方不得自己或使第三人以任何形式在任何领域直接或间接使用甲方享有的知识产权。

7.3 如本合同涉及乙方所有的知识产权的使用和实施，甲方可无条件、无期限、不受限制的用于本合同所述的产品。

7.4 如本合同产品涉及第三方所有的知识产权的使用和实施，乙方应以自己的费用取得该第三方的所有许可（含甲方有权使用和实施该第三方的知识产权），并向甲方主动提供知识产权来源证明、许可合同复印件、许可费支付的证明。

7.5 乙方在此声明如果乙方按照甲方提出的要求或技术资料、图纸所产生的产品，则乙方仅能向甲方供货。乙方不能将相关产品提供给其他任何第三方使用或将归属于甲方的知识产权、非专利技术成果许可任何第三方使用。

7.6 如发生本合同第 7 条情形之一时，乙方应立即以其费用提供信息与协助，以利于甲方防卫、抗辩或采取相应措施。甲方可以先行垫付相关费用，之后甲方可从应付乙方货款中扣除。

第八章 保密

8.1 乙方对于从甲方获得或履行本合同所获悉的甲方商业秘密，无论为口头或书面，除乙方员工为履行本合同有必要知道且与乙方签署不低于本合同标准的保密协议外，负有保密义务，乙方不得泄漏、交付或以其它方法提供给任何第三人。

8.2 乙方应以善良管理人的注意义务维持甲方商业秘密的秘密性，并采取所有合理措施保证未经允许的自然人及法人不得接触该商业秘密，及使所有可接触该商业秘密的人完全避免未经许可的泄漏。

8.3 乙方所获得及获悉的甲方商业秘密，仅限使用于履行本合同对甲方的义务，且不构成甲方对乙方的许可、转让或实施。

8.4 前述保密义务不适用于下列信息：(1) 甲方披露前已为乙方所合法得知的信息；(2) 乙方从任何第三人处合法取得，且不负保密义务的信息；(3) 依法院命令须提交法院的材料。

8.5 乙方不得直接或间接利用与甲方接触或交易机会或使用甲方商业秘密或知识产权，从事任何与甲方营业竞争的不正当行为、或妨碍或阻挠甲方与其客户间的潜在或实际交易行为，包括但不限于就同类服务对甲方客户报价、与甲方客户交易、与甲方客户接触。

第九章 廉政及不竞争条款

9.1 廉政条款

9.1.1 乙方及其人员保证不向甲方人员或其亲属直接或间接允诺、给付任何贿赂或其它不正当利益，包括但不限于回扣、佣金、有价证券、实物、银行卡、存折、房屋装修、车辆购置或使用、借物办私事、不当出工出力、出资旅游、生日婚礼宴请的不当馈赠、不当招待或其它形式的好处。

9.1.2 如乙方发现甲方人员有任何形式的索贿受贿行为的，乙方应向甲方举报（举报电话：13802060400）。甲方可对举报属实和严格遵守诚信廉洁条款的乙方，在同等条件下优先考虑与乙方继续合作。

9.2 不竞争条款

乙方声明在双方业务往来期间及合作终止后 2 年内不对甲方同类业务的人员，包括但不限于：董事、经理、职员等采取任何手段使其离开甲方到乙方或乙方关联公司工作或任职。如出现该类情况，则属乙方违约及侵犯甲方合法权益的行为。

第十章 违约责任

10.1 乙方无法交货的，应以无法交货部分所涉货款的15%向甲方支付违约金，并赔偿甲方因此所遭受的损失及所支出的费用；乙方逾期交货的，除非征得甲方书面同意，否则甲方有权拒绝接收，同时乙方应以逾期交货部分所涉货款的15%向甲方支付违约金。

10.2 乙方无法交货或与逾期交货时，甲方有权用其它厂家产品替代，乙方除向甲方支付违约金外，还必须补偿差价和赔偿甲方因此遭受的其他损失（包括但不限于替代产品的装卸、运输成本；甲方延误生产导致的利润减少；甲方因不能如期向客户交货产生的违约金等损失；甲方为实现债权而产生的诉讼费、律师费、差旅费等。）

10.3 乙方提前交货的产品、多交的产品和品种、型号、规格、颜色等质量不符合规定的产品，甲方在代保管期内实际支付的保管、保养等费用以及非因甲方保管不善而发生的损失，应当由乙方承担；乙方提前交货，甲方接货后，仍可按合同规定的交货时间付款，合同规定自提的，甲方可拒绝提前提货。

10.4 乙方交付的产品品种、型号、规格、颜色、质量等不符合本合同及附件要求的，甲方有权拒绝接收；甲方有权用其他厂家产品替代，乙方必须补偿其差价和甲方的其他损失（包括但不限于替代产品的装卸、运输成本；甲方延误生产导致的利润减少；甲方因不能如期向客户交货产生的违约金等损失；甲方为实现债权而产生的诉讼费、律师费、差旅费等。）。

10.5 因乙方提供给甲方的产品质量问题导致甲方客户投诉或退货的，乙方须向甲方赔偿全部损失（包括但不限于甲方利润的减少；甲方向客户支付的违约金、赔偿金；甲方公司商誉的损失甲方为实现债权而产生的诉讼费、律师费、差旅费等）。因乙方提供的产品质量问题导致发生人身损害事故的，乙方应及时承担全部的赔偿责任并赔偿甲方的商誉损失。甲方对其全部损失进行核算并以书面通知乙方后，从乙方保证金或货款中扣除。如出现批量的不合格产品或对用户造成重大损失，甲方有权单方立即停止对乙方的付款，待该问题处理结束后，恢复结算。

10.6 因乙方违反本合同第七章约定引发侵权纠纷，导致甲方受到的直接经济损失、间接经济损失（包括但不限于甲方向受害方支付的赔偿、甲方的商誉损失、甲方因处理纠纷而支付的诉讼费、律师费、差旅费等）均由乙方承担。

10.7 如乙方违反本合同第八章约定的保密义务，甲方除了有权要求乙方赔偿全部损失（包括但不限于甲方向受害方支付的赔偿、甲方的商誉损失、甲方因处理纠纷而支付的诉讼费、律师费、差旅费等费用）外，还有权扣除乙方 50%的质量保证金。

10.8 如乙方违反本合同第九章约定的义务，甲方除了有权要求乙方赔偿全部损失（包括甲方的商誉损失、甲方因处理纠纷而支付的诉讼费、律师费、差旅费等费用）外，还有权扣除乙方50%的质量保证金。

10.9 甲方如不能按合同规定付款期支付供方货款，须事先与乙方联系，说明原因及解决方案，获得乙方同意，并向乙方支付迟延履行期间的迟延履行金。

第十一章 合同解除

11.1 乙方有以下违约行为时，甲方不需要任何通知，可立即单方解除本合同：

11.1.1 因乙方提供产品质量原因或产品存在权利瑕疵，致使甲方蒙受经济或商誉损失的；

11.1.2 在供应期间内，乙方不能满足甲方数量及品质要求无能力充分、及时供应的；

11.1.3 乙方被政府机关吊销营业执照或勒令停业的；

11.1.4 乙方违反本合同知识产权、保密或廉政条款的；

11.1.5 因乙方违反本协议的任何约定，致使甲方不能充分、顺利实现本合同目的的；

11.1.6 因乙方违约给甲方造成的损失，在合同解除或终止后甲方仍有权要求乙方按实际赔偿。

11.2. 甲、乙双方商定本合同终止时：甲方有权暂停支付相当于终止合同前 15 个月交易总金额 10%的价款（以下简称价款）。该笔价款由乙方自合同终止的次月起

分次领取（按保质期 15 个月平均计算），每月领取价款的十五分之一。价款总数达到商定的金额，乙方可每月足额领取，如价款未达到商定的金额，延期到符合规定后，乙方开始领取。最后三个月乙方应领取的余额，甲方有权停止支付，待乙方产品保质期满且无任何纠纷后，甲方一次性退还给乙方（不含利息）。

11.3 本合同终止或解除后，标识使用、知识产权、保密、不竞争条款及与质量相关应由乙方承担责任的条款继续有效。

第十二章 通知

12.1 除本合同另有约定外，甲方可使用电话、传真、邮件、电子邮件、快递等方式进行口头或书面通知，并自通知日起生效。本合同所述的通知可依甲方文件或甲方人员证明。

12.2 任何对甲方或乙方（含其负责人）的通知地址，以本合同签署页所载地址为准。

12.3 一方为通知的目的需变更通知地址的，应事先以书面通知另一方。如本合同封页上的乙方地址、电话等发生变更的，则乙方应及时通知甲方，否则甲方发往本合同签署页的地址、电话的通知即视为送达成功。

第十三章 不可抗力

13.1 一方对于天灾或其它法定不可抗力事故且非该方的过失所致迟延履行不负责任。如有上述迟延原因，一方应立即以书面通知另一方，并即采取所有措施避免损害。

13.2 如有不可抗力事故发生，甲方可依其判断选择下述措施：（1）终止本合同或任何尚未履行完毕的全部或部分订单；（2）在迟延原因期间中止本合同或与本合同有关的全部或部分订单。

13.3 如甲方选择本合同第 13.2 条（2）者，甲方于迟延原因停止时，可要求乙方继续履行本合同。

13.4　因不可抗力事故或事件或任何乙方违约事由致甲方迟延或不能履行其义务者，甲方不承担违约及给付违约金、价款、利息的责任。

第十四章 争议解决

14.1 甲、乙双方之间产生有关本合同的一切纠纷，双方应通过友好协商解决，如果协商不能解决，双方当事人可向甲方所在地的人民法院提起诉讼。

14.2 如甲、乙双方仅就本合同部分条款发生争议，则除甲、乙双方之间发生争议的条款外，甲、乙双方仍应履行本合同其他条款约定。

第十五章 特别约定

15.1 甲、乙双方确认，在签署本协议前双方经过了反复协商，并仔细审阅过该合同的内容，完全了解协议各条款的含义和法律效力。

15.2 本合同（包括本合同附件）构成甲乙双方之间的完整合同，取代双方于签订本合同前所为的任何讨论、记录、约定或协议。

15.3 除本合同另有约定外，如本合同条款与订单、其它文件冲突时，应按如下顺序优先适用：（1）本采购框架合同；（2）订单；（3）其它文件。

15.4 本合同为清洁文本，双方若对本合同有任何修改或补充均应签订书面补充协议，任何涂改非经双方书面确认均不产生法律效力。

15.5 合同所有附件是本合同不可分割的组成部分，具有同等法律效力。这些附件包括但不限于采购订单、技术图纸资料、产品合格证明、验收单等。

15.6 本合同未尽事宜，双方协商一致后达成书面协议，作为本合同的补充，补充合同与本合同具有同等效力。

第十六章 合同生效

16.1 本合同经双方签章后，即刻生效，之前签订的采购合同同时失效。本合同壹式肆份，甲方叁份，乙方壹份，具有同等法律效力。

《采购框架合同》签署页

甲 方：天津爱玛科技股份有限公司（盖章）

地址：

电子邮件：

电话：59591359

传真：59591356

法定代表人或代理人（签名）：

签订时间：2010年7月29日

乙 方：长兴昌盛电气有限公司

地址：浙江省长兴县经济开发区经一路667号

电子邮件：

电话：0572-6266191

传真：

法定代表人或代理人（签名）：

签订时间：2010年07月29日